                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.


                                              /s/ Carroll A. Campbell, Jr.
                                              ___________________________
                                              Carroll A. Campbell, Jr.

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Hugh K. Coble
                                              ___________________________
                                              Hugh K. Coble

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Peter J. Fluor
                                              ___________________________
                                              Peter J. Fluor

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ David P. Gardner
                                              ___________________________
                                              David P. Gardner

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ William R. Grant
                                              ___________________________
                                              William R. Grant

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Bob R. Inman
                                              ___________________________
                                              Bob R. Inman

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Robert V. Lindsay
                                              ___________________________
                                              Robert V. Lindsay

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Vilma S. Martinez
                                              ___________________________
                                              Vilma S. Martinez

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Buck Mickel
                                              ___________________________
                                              Buck Mickel

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.



                                              /s/ Martha R. Seger
                                              ___________________________
                                              Martha R. Seger